RULE 10F-3 REPORT

Name of Fund(s) or other accounts involved:

ALPS/Westport Resources Hedged High Income Fund

1.

Name of Security and Terms: Endeavor Energy Resources, L.P. 8.125% Notes due 2023,

$300,000,000 issued (CUSIP: 29260FAC4)

2.

Name of Manager:  Amundi Smith Breeden LLC

3.

Name of Manager's  Affiliated Broker-Dealer(s) from which the Securities  were Acquired: The securities  were acquired from Credit Suisse Securities (USA), LLC. An affiliated broker dealer, Credit Agricole CIB, was a member of the underwriting syndicate.

4.

Date of Transaction: Trade Date 04/06/2015, Settle Date 04/09/2015

5.

Type of Security (check one):

 part of an issue registered  under the Securities  Act of 1933 that is publicly offered part of an issue of government  securities (as defined in section 2(a)(16) of the Investment

Company Act of 1940)

 eligible municipal securities  (as defined in Rule lOf-3)

securities sold in an eligible foreign offering(as defined in Rule lOf-3)

_x_ securities sold in an eligible Rule 144A offering (as defined in Rule lOf-3)

6.

Prohibition  of Certain Affiliate Transactions:  Purchase was made subject to provision that no part of the part of the purchase will be credited to Credit Agricole CIB as a syndicate member, or to Credit Agricole Securities (USA) Inc. as agent.

7.

Timing and Price:  (1) The securities specified above were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an eligible foreign offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer). (2) If the securities specified above were offered for subscription upon exercise of rights, the securities were purchased on or before the fourth day preceding the day on which the rights offering

8.

Continuous Operations:  If the securities specified above are part of an issue registered under the Securities Act of 1933 that is publicly offered, are government securities, or are purchased pursuant to an eligible foreign offering or an eligible Rule 144A offering, the issuer of the securities has been in continuous operation for not less than three years, including the operations of any predecessors.

9.

Firm Commitment Underwriting:  The securities specified above were offered pursuant to an underwriting or similar agreement under which the underwriters  were committed to purchase all of the securities  being offered, except those purchased  by others pursuant to a rights offering, if the underwriters  purchased any of the securities.

10.

Reasonable Commission:   With respect to the securities specified above, the commission, spread or profit received or to be received by the principal underwriters  is reasonable and fair compared to the commission,  spread or profit received by other such persons in connection  with the underwriting  of similar securities being sold during a comparable.

11.

Percentage Limit :  With respect to the  securities specified above, the amount of securities of any class of such issue purchased by the Manager, or by two or more investment companies  registered  under the 1940 Act, having such Manager as investment adviser, does not exceed:  (i) if  purchased in an offering other than an eligible Rule 144A offering, 25% of the principal amount of the offering of such class; or (ii) if purchased  in an eligible Rule 144A offering, 25% of the total amount of:  (A) The principal amount of the offering of such class sold by underwriters  or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(l ), plus (B) The principal amount of the offering of such class in any concurrent  public offering.

12.

The undersigned  hereby certifies that all of the above facts are accurate and complete.

RULE 10F-3 REPORT

Name of Fund(s) or other accounts involved:

ALPS/Westport Resources Hedged High Income Fund

1.

Name of Security and Terms: Fiat Chrysler Automobiles  N.Y. 4.500% Notes due 2020,

$1,500,000,000 issued (CUSIP: 31562QAA5)

2.

Name of Manager:  Amundi Smith Breeden LLC

3.

Name of Manager's Affiliated Broker-Dealer(s) from which the Securities  were Acquired: The securities  were acquired from J.P. Morgan Securities LLC. An affiliated broker-dealer, Credit Agricole CIB, Societe Generate Corporate & Investments, was a member of the underwriting syndicate.

4.

Date of Transaction: Trade Date 04/09/2015, Settle Date 04/14/2015

5.

Type of Security (check one):

 part of an issue registered  under the Securities  Act of 1933 that is publicly offered

__ part of an issue of government  securities  (as defined in section 2(a)(16)  of the Investment

Company Act of 1940)

eligible municipal securities  (as defined  in Rule lOf-3)

securities sold in an eligible foreign offering(as defined in Rule I Of-3)

_x  securities sold in an eligible Rule 144A offering (as defined in Rule  IOf-3)

6.

Prohibition of Certain Affiliate Transactions: Purchase was made subject to provision that no part of the part of the purchase will be credited to Credit Agricole CIB, Societe Generale as a syndicate member, or to Credit Agricole Securities (USA) Inc., SG Americas Securities, LLC as agent.

7.

Timing and Price:  (I) The securities specified above were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent  offering of the securities (except, in the case of an eligible foreign offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer). (2) If the securities specified above were offered for subscription upon exercise of rights, the securities were purchased on or before the fourth day preceding the day on which the rights offering.

8.

Continuous Operations:  If the securities specified above are part of an issue registered under the Securities Act of 1933 that is publicly offered, are government securities, or are purchased pursuant to an eligible foreign offering or an eligible Rule 144A offering, the issuer of the securities has been in continuous operation for not less than three years, including the operations of any predecessors.

9.

Firm Commitment Underwriting:  The securities specified above were offered pursuant to an underwriting or similar agreement under which the underwriters  were committed to purchase all of the securities  being offered, except those purchased  by others pursuant to a rights offering, if the underwriters  purchased any of the securities.

10.

Reasonable Commission:   With respect to the securities specified above, the commission, spread or profit received or to be received by the principal underwriters  is reasonable and fair compared to the commission,  spread or profit received by other such persons in connection  with the underwriting  of similar securities being sold during a comparable.

11.

Percentage Limit :  With respect to the  securities specified above, the amount of securities of any class of such issue purchased by the Manager, or by two or more investment companies  registered  under the 1940 Act, having such Manager as investment adviser, does not exceed:  (i) if  purchased in an offering other than an eligible Rule 144A offering, 25% of the principal amount of the offering of such class; or (ii) if purchased  in an eligible Rule 144A offering, 25% of the total amount of:  (A) The principal amount of the offering of such class sold by underwriters  or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(l ), plus (B) The principal amount of the offering of such class in any concurrent  public offering.

12.

The undersigned hereby certifies that all of the above facts are accurate and complete.

RULE 10F-3 REPORT

Name of Fund(s) or other accounts involved:

ALPS/Westport Resources Hedged High Income Fund

1.

Name of Security and Terms: Fiat Chrysler Automobiles N.V. 5.250% Notes due 2023,

$1,500,000,000 issued (CUSIP: 31562QAD9)

2.

Name of Manager: Amundi Smith Breeden LLC

3.

Name of Manager's Affiliated Broker-Dealer(s) from which the Securities were Acquired: The securities were acquired from J.P. Morgan Securities LLC. An affiliated broker-dealer, Credit Agricole CIB, Societe Generale Corporate & Investments, was a member of the underwriting syndicate.

4.

Date of Transaction: Trade Date 04/09/2015, Settle Date 04/14/2015

5.

Type of Security (check one):

 part of an issue registered  under the Securities  Act of 1933 that is publicly offered

__ part of an issue of government  securities  (as defined in section 2(a)(16)  of the Investment

Company Act of 1940)

eligible municipal securities  (as defined  in Rule lOf-3)

securities sold in an eligible foreign offering(as defined in Rule I Of-3)

_x  securities sold in an eligible Rule 144A offering (as defined in Rule  IOf-3)

6.

Prohibition of Certain Affiliate Transactions: Purchase was made subject to provision that no part of the part of the purchase will be credited to Credit Agricole CIB, Societe Generale as a syndicate member, or to Credit Agricole Securities (USA) Inc., SG Americas Securities, LLC as agent.

7.

Timing and Price:  (I) The securities specified above were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an eligible foreign offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer). (2) If the securities specified above were offered for subscription upon exercise of rights, the securities were purchased on or before the fourth day preceding the day on which the rights offering.

8.

Continuous Operations:  If the securities specified above are part of an issue registered under the Securities Act of 1933 that is publicly offered, are government securities, or are purchased pursuant to an eligible foreign offering or an eligible Rule 144A offering, the issuer of the securities has been in continuous operation for not less than three years, including the operations of any predecessors.

9.

Firm Commitment Underwriting:  The securities specified above were offered pursuant to an underwriting or similar agreement under which the underwriters  were committed to purchase all of the securities  being offered, except those purchased  by others pursuant to a rights offering, if the underwriters  purchased any of the securities.

10.

Reasonable Commission:   With respect to the securities specified above, the commission, spread or profit received or to be received by the principal underwriters  is reasonable and fair compared to the commission,  spread or profit received by other such persons in connection  with the underwriting  of similar securities being sold during a comparable.

11.

Percentage Limit :  With respect to the  securities specified above, the amount of securities of any class of such issue purchased by the Manager, or by two or more investment companies  registered  under the 1940 Act, having such Manager as investment adviser, does not exceed:  (i) if  purchased in an offering other than an eligible Rule 144A offering, 25% of the principal amount of the offering of such class; or (ii) if purchased  in an eligible Rule 144A offering, 25% of the total amount of:  (A) The principal amount of the offering of such class sold by underwriters  or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(l ), plus (B) The principal amount of the offering of such class in any concurrent  public offering.

12.

The undersigned hereby certifies that all of the above facts are accurate and complete.

RULE 10F-3 REPORT

Name of Fund(s) or other accounts involved:

ALPS/Westport Resources Hedged High Income Fund

1.

Name of Security and Terms: RHP Hotel Properties, LP 5.00% Notes due 2023,

$400,000,000 issued (CUSIP: 749571AC9)

2.

Name of Manager: Amundi Smith Breeden LLC

3.

Name of Manager's Affiliated Broker-Dealer(s)  from which the Securities  were Acquired: The securities  were acquired from Deutsche Bank Securities  Inc.. An affiliated broker-dealer, Credit Agricole CIB, was a member of the underwriting syndicate.

4.

Date of Transaction:  Trade Date 04/09/2015, Settle Date 04/14/2015

5.

Type of Security (check one):

 part of an issue registered  under the Securities  Act of 1933 that is publicly offered part of an issue of government securities (as defined in section 2(a)(l6) of the Investment

Company Act of 1940)

 eligible municipal securities  (as defined in Rule lOf-3)

__ securities sold in an eligible foreign offering(as defined in Rule lOf-3)

_x_ securities sold in an eligible Rule 144A offering (as defined in Rule lOf-3)

6.

Prohibition of Certain Affiliate Transactions: Purchase was made subject to provision that no part of the part of the purchase will be credited to Credit Agricole CIB, Societe Generale as a syndicate member, or to Credit Agricole Securities (USA) Inc., SG Americas Securities, LLC as agent.

7.

Timing and Price:  (I) The securities specified above were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an eligible foreign offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer). (2) If the securities specified above were offered for subscription upon exercise of rights, the securities were purchased on or before the fourth day preceding the day on which the rights offering.

8.

Continuous Operations:  If the securities specified above are part of an issue registered under the Securities Act of 1933 that is publicly offered, are government securities, or are purchased pursuant to an eligible foreign offering or an eligible Rule 144A offering, the issuer of the securities has been in continuous operation for not less than three years, including the operations of any predecessors.

9.

Firm Commitment Underwriting:  The securities specified above were offered pursuant to an underwriting or similar agreement under which the underwriters  were committed to purchase all of the securities  being offered, except those purchased  by others pursuant to a rights offering, if the underwriters  purchased any of the securities.

10.

Reasonable Commission:   With respect to the securities specified above, the commission, spread or profit received or to be received by the principal underwriters  is reasonable and fair compared to the commission,  spread or profit received by other such persons in connection  with the underwriting  of similar securities being sold during a comparable.

11.

Percentage Limit :  With respect to the  securities specified above, the amount of securities of any class of such issue purchased by the Manager, or by two or more investment companies  registered  under the 1940 Act, having such Manager as investment adviser, does not exceed:  (i) if  purchased in an offering other than an eligible Rule 144A offering, 25% of the principal amount of the offering of such class; or (ii) if purchased  in an eligible Rule 144A offering, 25% of the total amount of:  (A) The principal amount of the offering of such class sold by underwriters  or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(l ), plus (B) The principal amount of the offering of such class in any concurrent  public offering.

12.

The undersigned hereby certifies that all of the above facts are accurate and complete.

RULE 10F-3 REPORT

Name of Fund(s) or other accounts involved:

ALPS/Westport Resources Hedged High Income Fund

1.

Name of Security and Terms: AbbVie Inc 4.700% Notes due 2045, $2,700,000,000 issued

(CUSIP: 00287YASS)

2.

Name of Manager: Amundi Smith Breeden LLC

3.

Name of Manager's Affiliated Broker-Dealer(s) from which the Securities  were Acquired: The securities  were acquired from Morgan Stanley & Co., LLC. An affiliated  broker-dealer, Societe Generale,  was a member of the underwriting syndicate.

4.

Date of Transaction: Trade Date 05/05/2015,  Settle Date 05/14/2015

5.

Type of Security (check one):

_x_ part of an issue registered under the Securities  Act of 1933 that is publicly offered part of an issue of government  securities  (as defined in section 2(a)(16) of the Investment

Company Act of 1940)

 eligible municipal securities  (as defined in Rule 1Of-3)

securities sold in an eligible foreign offering(as  defined in Rule 10f-3)

securities sold in an eligible Rule 144A offering (as defined in Rule 10f-3)

6.

Prohibition  of Certain Affiliate Transactions:  Purchase was made subject to provision that no part of the part of the purchase will be credited to Societe Generale as a syndicate member, or to SG Americas Securities, LLC as agent.

7.

Timing and Price:  (1) The securities specified above were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an eligible foreign offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer). (2) If the securities specified above were offered for subscription upon exercise of rights, the securities were purchased on or before the fourth day preceding the day on which the rights offering.

8.

Continuous Operations:  If the securities specified above are part of an issue registered under the Securities Act of 1933 that is publicly offered, are government securities, or are purchased pursuant to an eligible foreign offering or an eligible Rule 144A offering, the issuer of the securities has been in continuous operation for not less than three years, including the operations of any predecessors.

9.

Firm Commitment Underwriting:  The securities specified above were offered pursuant to an underwriting or similar agreement under which the underwriters  were committed to purchase all of the securities  being offered, except those purchased  by others pursuant to a rights offering, if the underwriters  purchased any of the securities.

10.

Reasonable Commission:   With respect to the securities specified above, the commission, spread or profit received or to be received by the principal underwriters  is reasonable and fair compared to the commission,  spread or profit received by other such persons in connection  with the underwriting  of similar securities being sold during a comparable.

11.

Percentage Limit :  With respect to the  securities specified above, the amount of securities of any class of such issue purchased by the Manager, or by two or more investment companies  registered  under the 1940 Act, having such Manager as investment adviser, does not exceed:  (i) if  purchased in an offering other than an eligible Rule 144A offering, 25% of the principal amount of the offering of such class; or (ii) if purchased  in an eligible Rule 144A offering, 25% of the total amount of:  (A) The principal amount of the offering of such class sold by underwriters  or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(l ), plus (B) The principal amount of the offering of such class in any concurrent  public offering.

12.

The undersigned hereby certifies that all of the above facts are accurate and complete.

RULE 10F-3 REPORT

Name of Fund(s) or other accounts involved:

ALPS/Westport Resources Hedged High Income Fund

1.

Name of Security and Terms: Blue Coat Holdings, Inc. 8.375%  Notes due 2023,

$470,000,000 issued (CUSIP: 09534WAA3)

2.

Name of Manager: Amundi Smith Breeden LLC

3.

Name of Manager's Affiliated Broker-Dealer(s) from which the Securities  were Acquired: The securities were acquired from Jefferies LLC. An affiliated  broker-dealer,  SG Americas Securities,  LLC, was a member of the underwriting syndicate.

4.

Date of Transaction: Trade Date 05/19/2015,  Settle Date 05/22/2015

5.

Type of Security (check one):

 part of an issue registered  under the Securities Act of 1933 that is publicly offered part of an issue of government  securities (as defined in section 2(a)(16)  of the Investment

Company Act of 1940)

 eligible municipal securities  (as defined in Rule 10f-3)

securities sold in an eligible foreign offering(as defined in Rule 10f-3)

_ x_ securities sold in an eligible Rule 144A offering (as defined in Rule lOf-3)

6.

Prohibition of Certain Affiliate Transactions: Purchase was made subject to provision that no part of the part of the purchase will be credited to Societe Generale as a syndicate member, or to SG Americas Securities, LLC as agent.

7.

Timing and Price:  (I) The securities specified above were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an eligible foreign offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer). (2) If the securities specified above were offered for subscription upon exercise of rights, the securities were purchased on or before the fourth day preceding the day on which the rights offering.

8.

Continuous Operations:  If the securities specified above are part of an issue registered under the Securities Act of 1933 that is publicly offered, are government securities, or are purchased pursuant to an eligible foreign offering or an eligible Rule 144A offering, the issuer of the securities has been in continuous operation for not less than three years, including the operations of any predecessors.

9.

Firm Commitment Underwriting:  The securities specified above were offered pursuant to an underwriting or similar agreement under which the underwriters  were committed to purchase all of the securities  being offered, except those purchased  by others pursuant to a rights offering, if the underwriters  purchased any of the securities.

10.

Reasonable Commission:   With respect to the securities specified above, the commission, spread or profit received or to be received by the principal underwriters  is reasonable and fair compared to the commission,  spread or profit received by other such persons in connection  with the underwriting  of similar securities being sold during a comparable.

11.

Percentage Limit :  With respect to the  securities specified above, the amount of securities of any class of such issue purchased by the Manager, or by two or more investment companies  registered  under the 1940 Act, having such Manager as investment adviser, does not exceed:  (i) if  purchased in an offering other than an eligible Rule 144A offering, 25% of the principal amount of the offering of such class; or (ii) if purchased  in an eligible Rule 144A offering, 25% of the total amount of:  (A) The principal amount of the offering of such class sold by underwriters  or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(l ), plus (B) The principal amount of the offering of such class in any concurrent  public offering.

12.

The undersigned hereby certifies that all of the above facts are accurate and complete.

RULE 10F-3 REPORT

Name of Fund(s) or other accounts involved:

ALPS/Westport Resources Hedged High Income Fund

1.

Name of Security and Terms: EP Energy LLC 6.375% Notes due 2023, $800,000,000 issued (CUSIP: 268787AC2)

2.

Name of Manager:  Amundi Smith Breeden LLC

3.

Name of Manager's  Affiliated Broker-Dealer(s) from which the Securities  were Acquired: The securities  were acquired from RBC Capital Markets, LLC. An affiliated broker-dealer, Societe Generale,  was a member of the underwriting  syndicate.

4.

Date of Transaction: Trade Date 05/19/2015,  Settle Date 05/28/2015

5.

Type of Security (check one):

 part of an issue registered  under the Securities  Act of 1933 that is publicly offered part of an issue of government  securities (as defined in section 2(a)(l6) of the Investment

Company Act of 1940)

eligible municipal securities  (as defined in Rule lOf-3)

securities sold in an eligible foreign offering(as defined in Rule 10f-3)

_x_ securities sold in an eligible Rule 144A offering (as defined in Rule 10f-3)

6.

Prohibition of Certain Affiliate Transactions: Purchase was made subject to provision that no part of the part of the purchase will be credited to Societe Generale as a syndicate member, or to SG Americas Securities, LLC as agent.

7.

Timing and Price:  (I) The securities specified above were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an eligible foreign offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer). (2) If the securities specified above were offered for subscription upon exercise of rights, the securities were purchased on or before the fourth day preceding the day on which the rights offering.

8.

Continuous Operations:  If the securities specified above are part of an issue registered under the Securities Act of 1933 that is publicly offered, are government securities, or are purchased pursuant to an eligible foreign offering or an eligible Rule 144A offering, the issuer of the securities has been in continuous operation for not less than three years, including the operations of any predecessors.

9.

Firm Commitment Underwriting:  The securities specified above were offered pursuant to an underwriting or similar agreement under which the underwriters  were committed to purchase all of the securities  being offered, except those purchased  by others pursuant to a rights offering, if the underwriters  purchased any of the securities.

10.

Reasonable Commission:   With respect to the securities specified above, the commission, spread or profit received or to be received by the principal underwriters  is reasonable and fair compared to the commission,  spread or profit received by other such persons in connection  with the underwriting  of similar securities being sold during a comparable.

11.

Percentage Limit :  With respect to the  securities specified above, the amount of securities of any class of such issue purchased by the Manager, or by two or more investment companies  registered  under the 1940 Act, having such Manager as investment adviser, does not exceed:  (i) if  purchased in an offering other than an eligible Rule 144A offering, 25% of the principal amount of the offering of such class; or (ii) if purchased  in an eligible Rule 144A offering, 25% of the total amount of:  (A) The principal amount of the offering of such class sold by underwriters  or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(l ), plus (B) The principal amount of the offering of such class in any concurrent  public offering.

12.

The undersigned hereby certifies that all of the above facts are accurate and complete.

RULE 10F-3 REPORT

Name of Fund(s) or other accounts involved:

ALPS/Westport Resources Hedged High Income Fund

1.

Name of Security and Terms: CNH Industrial Capital  LLC 3.875%  Notes due 2018,

$600,000,000  issued (CUSIP:  12592BAC8)

2.

Name of Manager: Amundi Smith Breeden LLC

3.

Name of Manager's Affiliated  Broker Dealer(s) from which the Securities  were Acquired: The securities  were acquired from Morgan Stanley & Co., LLC. An affiliated broker-dealer, Societe Generale, was a member of the underwriting syndicate.

4.

Date of Transaction: Trade Date 06/23/2015, Settle Date 06/26/2015

5.

Type of Security (check one):

 part of an issue registered  under the Securities  Act of 1933 that is publicly offered

__ part of an issue of government  securities (as defined in section 2(a)(l6) of the Investment

Company Act of 1940)

__ eligible municipal securities (as defined in Rule lOf-3)

securities sold in an eligible foreign offering(as defined  in Rule  I Of-3)

_x_ securities sold in an eligible Rule 144A offering (as defined in Rule lOf-3)

6.

Prohibition of Certain Affiliate Transactions: Purchase was made subject to provision that no part of the part of the purchase will be credited to Societe Generale as a syndicate member, or to SG Americas Securities, LLC as agent.

7.

Timing and Price:  (I) The securities specified above were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an eligible foreign offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer). (2) If the securities specified above were offered for subscription upon exercise of rights, the securities were purchased on or before the fourth day preceding the day on which the rights offering.

8.

Continuous Operations:  If the securities specified above are part of an issue registered under the Securities Act of 1933 that is publicly offered, are government securities, or are purchased pursuant to an eligible foreign offering or an eligible Rule 144A offering, the issuer of the securities has been in continuous operation for not less than three years, including the operations of any predecessors.

9.

Firm Commitment Underwriting:  The securities specified above were offered pursuant to an underwriting or similar agreement under which the underwriters  were committed to purchase all of the securities  being offered, except those purchased  by others pursuant to a rights offering, if the underwriters  purchased any of the securities.

10.

Reasonable Commission:   With respect to the securities specified above, the commission, spread or profit received or to be received by the principal underwriters  is reasonable and fair compared to the commission,  spread or profit received by other such persons in connection  with the underwriting  of similar securities being sold during a comparable.

11.

Percentage Limit :  With respect to the  securities specified above, the amount of securities of any class of such issue purchased by the Manager, or by two or more investment companies  registered  under the 1940 Act, having such Manager as investment adviser, does not exceed:  (i) if  purchased in an offering other than an eligible Rule 144A offering, 25% of the principal amount of the offering of such class; or (ii) if purchased  in an eligible Rule 144A offering, 25% of the total amount of:  (A) The principal amount of the offering of such class sold by underwriters  or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(l ), plus (B) The principal amount of the offering of such class in any concurrent  public offering.

12.

The undersigned hereby certifies that all of the above facts are accurate and complete.

RULE 10F-3 REPORT

Name of Fund(s) or other accounts involved:

ALPS/Westport Resources Hedged High Income Fund

1.

Name of Security and Terms: H.J. Heinz Company 5.20% Notes due 2045, $2,000,000,000 issued (CUSIP: 423074A V5)

2.

Name of Manager: Amundi Smith Breeden LLC

3.

Name of Manager's Affiliated Broker Dealer(s) from which the Securities were Acquired: The securities were acquired from Barclays Capital Inc. An affiliated broker-dealer, Credit Agricole Securities (USA) Inc., was a member of the underwriting syndicate.

4.

Date of Transaction: Trade Date 06/23/2015, Settle Date 07/02/2015

5.

Type of Security (check one):

 part of an issue registered  under the Securities  Act of 1933 that is publicly offered

__ part of an issue of government  securities (as defined in section 2(a)(l6) of the Investment

Company Act of 1940)

__ eligible municipal securities (as defined in Rule lOf-3)

securities sold in an eligible foreign offering(as defined  in Rule  I Of-3)

_x_ securities sold in an eligible Rule 144A offering (as defined in Rule lOf-3)

6.

Prohibition of Certain Affiliate Transactions: Purchase was made subject to provision that no part of the part of the purchase will be credited to Societe Generale as a syndicate member, or to SG Americas Securities, LLC as agent.

7.

Timing and Price:  (I) The securities specified above were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an eligible foreign offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer). (2) If the securities specified above were offered for subscription upon exercise of rights, the securities were purchased on or before the fourth day preceding the day on which the rights offering.

8.

Continuous Operations:  If the securities specified above are part of an issue registered under the Securities Act of 1933 that is publicly offered, are government securities, or are purchased pursuant to an eligible foreign offering or an eligible Rule 144A offering, the issuer of the securities has been in continuous operation for not less than three years, including the operations of any predecessors.

9.

Firm Commitment Underwriting:  The securities specified above were offered pursuant to an underwriting or similar agreement under which the underwriters  were committed to purchase all of the securities  being offered, except those purchased  by others pursuant to a rights offering, if the underwriters  purchased any of the securities.

10.

Reasonable Commission:   With respect to the securities specified above, the commission, spread or profit received or to be received by the principal underwriters  is reasonable and fair compared to the commission,  spread or profit received by other such persons in connection  with the underwriting  of similar securities being sold during a comparable.

11.

Percentage Limit :  With respect to the  securities specified above, the amount of securities of any class of such issue purchased by the Manager, or by two or more investment companies  registered  under the 1940 Act, having such Manager as investment adviser, does not exceed:  (i) if  purchased in an offering other than an eligible Rule 144A offering, 25% of the principal amount of the offering of such class; or (ii) if purchased  in an eligible Rule 144A offering, 25% of the total amount of:  (A) The principal amount of the offering of such class sold by underwriters  or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(l ), plus (B) The principal amount of the offering of such class in any concurrent  public offering.

12.

The undersigned hereby certifies that all of the above facts are accurate and complete.

QUARTER ENDED:	September 30, 2015
FUND NAME:	ALPS | Westport Resources Hedged High Income Fund
SUB-ADVISER NAME:	Amundi Smith Breeden LLC

1.

The fund conducted the following new issue transactions for which an affiliate was a member of the underwriting syndicate.

Issuer	Date of purchase	Aggregate principal amount of purchase	Aggregate principal amount of offering	Purchase price (net of fees and expenses)	Date offering commenced	Price paid by each purchaser of these securities in this or any concurrent offering	Underwriter from whom purchased	Name of Affiliated Underwriter (as defined in the Rule 10f-3 procedures) managing or participating in syndicate (attach list of all members of syndicate)	Commission, spread or profit
ACADIA HEALTHCARE CO INC	09/14/15	15,000.00	275000000	100.500	09/21/15	100.500	Merrill Lynch, Pierce, Fenner & Smith, Inc	Credit Agricole Securities (USA) Inc.	0% paid to affiliated underwriter
WPX ENERGY INC	07/17/15	20,000.00	500000000	100.000	07/22/15	100.000	Barclays Capital Inc.	Credit Agricole CIB	1.25% gross, 0% paid to affiliated underwriter
WPX ENERGY INC	07/17/15	15,000.00	500000000	100.000	07/22/15	100.000	Barclays Capital Inc.	Credit Agricole CIB	1.25% gross, 0% paid to affiliated underwriter

2.

Check the type of securities purchased:

_X__

Registered Public Offering.  To be eligible, the securities must be part of an issue registered under the Securities Act of 1933, which is being offered to the public.

___

Government Securities.  To be eligible, the securities must be part of an issue of U.S. government securities, as defined in Section 2(a)(16) of the Investment Company Act of 1940.

___

Municipal Securities.  To be eligible, the securities must be “municipal securities,” as defined in section 3(a)(29) of the 1934 Act, that are sufficiently liquid that they can be sold at or near their carrying value within a reasonable short period of time and either: (i) Are subject to no greater than moderate credit risk; or (ii) If the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

_X__

Rule 144A Offerings:  To be eligible, the following conditions must be satisfied: (i) the securities are offered or sold in transactions exempt from registration under section 4(2) of the 1934 Act, Rule 144A thereunder, or Rules 501- 508 thereunder; (ii) the securities are sold to qualified institutional buyers, as defined in Rule 144(a)(1); and (iii) the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A.

___

Foreign Offerings:  The be eligible, the following conditions must be satisfied: (i) the securities are offered publicly under the laws of a country other than the United States, (ii) the offering is subject to regulation by a "foreign financial regulatory authority," as defined in Section 2(a)(50) of the 1940 Act, in the country in which the public offering occurs; (iii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iv) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (v) if the issuer is a Domestic Issuer (a) it has a class of securities registered pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or 15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).

3.

The following conditions were satisfied

(a)   In respect to any securities other than municipal securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

(b)   The securities were purchased prior to the end of the first day on which any sales were made, at a price that did not exceed the price paid by each other purchaser of securities in that offering or in any concurrent offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated).

(c) The underwriting was a firm commitment underwriting.
(d) The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

(e)   The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the Adviser and any purchases by another account with respect to which the investment adviser has investment discretion if the investment adviser exercised such investment discretion with respect to the purchase did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of (i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers as defined in Rule 144A(a)(1) plus (ii) the principal amount of the offering of such class in any concurrent public offering.

(f) No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from, the purchase.

The undersigned represents that the information provided is accurate and complete to the best of our knowledge as of the date below.